UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report (Date of earliest event reported): February 17, 2016

PLEXUS CORP.
________________________________________________________________________
(Exact name of registrant as specified in its charter)
Wisconsin                001-14423                 39-1344447
(State or other jurisdiction             (Commission             (I.R.S. Employer
of incorporation)                File Number)             Identification No.)
One Plexus Way, Neenah, Wisconsin                 54956
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code:
(920) 969-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Plexus Corp. 2016 Omnibus Incentive Plan
At the 2016 Annual Meeting of Shareholders of Plexus Corp. (the “Company”) on February 17, 2016 (the “2016 Annual Meeting”), the Company’s shareholders approved the Plexus Corp. 2016 Omnibus Incentive Plan (the “2016 Plan”). The 2016 Plan is a stock and cash-based incentive plan, and includes provisions by which the Company may grant executive officers, employees and directors stock options, stock appreciation rights, restricted stock, which may be designated as restricted stock shares or restricted stock units, performance stock awards, which may be settled in cash or stock and designated as performance stock shares or performance stock units, other stock awards and cash incentive awards, as described in the Company’s Definitive Proxy Statement for the 2016 Annual Meeting (the “Proxy Statement”).

The full text of the 2016 Plan was included as Appendix A to the Proxy Statement, which was filed with the Securities and Exchange Commission on December 14, 2015, and is incorporated herein by reference.

Departure of Director
As disclosed in the Company’s Current Report on Form 8-K, dated December 4, 2015, Mary A. Winston did not stand for re-election as a director at the 2016 Annual Meeting; therefore, her term as a director concluded on February 17, 2016, and the size of the Board was reduced to nine directors.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its 2016 Annual Meeting on February 17, 2016. Below are the voting results from the 2016 Annual Meeting:
Proposal 1:    The nine individuals nominated by the Board of Directors for election as directors were elected by the Company’s shareholders with the following votes:

Director’s Name	Authority Granted to Vote “For”	Authority Withheld
Ralf R. Boër	27,643,303	2,277,966
Stephen P. Cortinovis	27,626,175	2,295,094
David J. Drury	27,626,453	2,294,816
Joann M. Eisenhart	27,696,586	2,224,683
Dean A. Foate	27,274,615	2,646,654
Rainer Jueckstock	27,697,050	2,224,219
Peter Kelly	27,825,229	2,096,040
Phil R. Martens	27,564,400	2,356,869
Michael V. Schrock	27,875,724	2,045,545
* * *
Broker non-votes:    1,889,184 in the case of each director

Proposal 2:     The Company’s shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal 2016 with the following votes:

For: 31,649,205        Against: 157,844        Abstain: 3,404

Broker non-votes: 0

Proposal 3:    The Company’s shareholders approved the 2016 Plan with the following votes:

For: 19,314,742        Against: 10,565,782        Abstain: 40,745

Broker non-votes: 1,889,184

Proposal 4:    The advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the Proxy Statement, received the following votes:

For: 28,237,403        Against: 1,641,410        Abstain: 42,456

Broker non-votes: 1,889,184

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

10.1
Plexus Corp. 2016 Omnibus Incentive Plan (incorporated by reference to Appendix A of Plexus Corp.’s Definitive Proxy Statement for its 2016 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on December 14, 2015).

* * * * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 18, 2016                PLEXUS CORP.
(Registrant)

By:	/s/ Angelo M. Ninivaggi
Angelo M. Ninivaggi
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Plexus Corp.
Exhibit Index
to
Form 8-K, dated February 17, 2016

Exhibit Number	Description
10.1
Plexus Corp. 2016 Omnibus Incentive Plan (incorporated by reference to Appendix A of Plexus Corp.’s Definitive Proxy Statement for its 2016 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on December 14, 2015).